-----------------------------------------------
                                GREENWICH STREET
                              MUNICIPAL FUND INC.
                -----------------------------------------------

                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT

                                  May 31, 1997

                           Greenwich Street Municipal
                                    Fund Inc.

================================================================================
                                  May 31, 1997
================================================================================

Dear Shareholder:

      We are pleased to provide the annual report for the Greenwich Street Municipal Fund Inc. ("Fund") for the year ended May 31, 1997. During the past year, the Fund distributed income dividends totaling $0.66 per share and a capital gain of $0.34 per share. The table below shows the annualized distribution rates and twelve-month total returns based on the Fund's May 31, 1997 net asset value (NAV) per share and its New York Stock Exchange (NYSE) closing price:

           Price                 Annualized                  Twelve-Month
         Per Share            Distribution Rate*             Total Return
       -------------          -----------------              ------------
       $11.59 (NAV)                6.21%                        3.61%
       $11.375 (NYSE)              6.33%                        8.97%

      In comparison, closed-end municipal bond funds posted an average total return based on NAV of 9.25% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper Analytical Services, Inc. is a major fund tracking organization.) The Fund's underperformance on NAV was primarily due to the drop in value of certain pulp recycling facility bonds held in the Fund's portfolio. The decline in value of these bonds was caused by the decline in the market price of pulp.

Market Update and Portfolio Strategy

      For the past several months ending in May, the bond market experienced a significant correction in prices. This correction was a reaction not only to the Federal Reserve's ("Fed") minor tightening of short-term interest rates but more so to the conservative stance taken by the Fed Chairman, Alan Greenspan. Given a benign inflationary outlook and

----------
* This distribution assumes monthly dividends at the current rate of $0.06 per share for twelve months.


====================================   1   =====================================
moderating economic data, we felt this indicated a less robust economy in the second quarter. We believe that long-term interest rates were quite cheap. In our view, these factors have led us to a very positive outlook for long-term interest rates and the municipal bond market through the summer.

      The Fed has declined to push the federal funds rate higher at both the May and July meetings. (The federal funds rate is the interest rate banks charge each other for overnight loans and an indicator of the direction of interest rates.) Despite impressive growth in jobs, the producer price index (PPI) and consumer price index (CPI) have been benign. Second quarter growth has also been much more moderate than the two previous quarters. Therefore, the Fed's response has been, in our opinion, appropriate and should be positive for the bond market.

Municipal Market Update

      Our basic goal during the recent bond market correction has been to position the Fund in high-grade bonds with long call protection and somewhat lower coupons. This strategy should not only upgrade the credit quality and liquidity of the portfolio but give us a better chance to participate in the price appreciation that we think this market will experience from today's levels.

Fund's Investment Strategy

      During the past quarter, the Fund focused on water and sewer bonds (14.0% of the Portfolio), utility bonds (11.3% of the Portfolio) and hospital bonds (11.1% of the Portfolio) because we believe they offered good relative values. At the end of May, the Fund's weighted average maturity was approximately 25.1 years. In addition, as of May 31, 1997, approximately 92.5% of the Fund's holdings were rated investment grade by either Standard & Poor's Corporation or Moody's Investors Services Inc., with 56.0% of the Fund invested in AAA bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.)

Municipal Bond Market Outlook

      Throughout 1997, the municipal bond market has outperformed its taxable counterpart significantly. This is due simply to an ongoing imbalance in the supply and demand for municipal bonds. For the past several years, supply has been quite moderate, averaging about $170 billion per year. Conversely, demand has been very strong, due to the significant amount of bond calls


====================================   2   =====================================
that have reduced the amount of municipal debt outstanding by approximately $200 billion during the last three years. Since we do not foresee any dramatic changes in this relationship, we expect municipal debt to continue to show strong performance relative to taxable debt.

      In closing, thank you for investing in the Greenwich Street Municipals Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/Heath B. McLendon               /s/Joseph P. Deane

Heath B. McLendon                  Joseph P. Deane
Chairman                           Vice President and
                                   Investment Officer

June 9, 1997


------------------------------------   3   -------------------------------------

================================================================================
                             Schedule of Investments
                                  May 31, 1997
================================================================================

 Face
Amount        Rating                    Security                                     Value
==============================================================================================

=================================
Municipal Bonds and Notes -- 100%
=================================

Alabama -- 1.8%
$   700,000   VMIG 1*           Columbia, AL IDB, PCR, (Alabama
                                  Power Company Project),
                                  Series E, 4.150% due 10/1/22(a)                 $    700,000
  3,750,000   AAA               Jefferson County, AL Sewer Revenue,
                                  Series A, FGIC-Insured,
                                  5.375% due 2/1/27                                  3,590,625
----------------------------------------------------------------------------------------------
                                                                                     4,290,625
----------------------------------------------------------------------------------------------

Alaska -- 3.0%
                                Valdez, Alaska Marine Terminal Revenue,
                                  BP Pipelines Inc. Project:
  6,000,000   AA                    Series A, 5.850% due 8/1/25 (b)                  5,902,500
  1,000,000   AA                    Series C, 5.650% due 12/1/28                       967,500
----------------------------------------------------------------------------------------------
                                                                                     6,870,000
----------------------------------------------------------------------------------------------

California -- 16.2%
                                Anaheim, CA Public Finance Authority Lease
                                  Revenue, Public Improvements, Series A,
                                  FSA-Insured:
  2,500,000   AAA                   5.000% due 9/1/27                                2,284,375
  4,500,000   AAA                   5.000% due 3/1/37                                4,044,375
  1,500,000   AAA               California State Department of Water Reserve,
                                  (Central Valley Project Revenue), Series Q,
                                  MBIA-Insured, 5.375% due 12/1/27                   1,453,125
  2,000,000   AAA               California State GO, FGIC-Insured,
                                  5.375% due 6/1/26                                  1,937,500
                                California State Public Works Board Lease
                                  Revenue:
  1,000,000   AAA                   AMBAC-Insured, Department
                                      of Corrections, Series A,
                                      5.250% due 1/1/21                                950,000
                                    Series B:
  1,000,000   AAA                     Various California State University
                                        Projects, 5.375% due 12/1/19                   972,500
  2,000,000   AAA                     Various Community College Projects,
                                        5.625% due 3/1/16                            2,005,000
  2,695,000   AAA               Los Angeles, CA Wastewater Systems Revenue,
                                  MBIA-Insured, 5.200% due 11/1/21                   2,506,350


                       See Notes to Financial Statements.

====================================   4   =====================================

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

 Face
Amount        Rating                    Security                                     Value
==============================================================================================
California -- 16.2% (continued)
                                Los Angeles County, CA Metropolitan
                                  Transportation Authority Revenue,
                                  Sales Tax Revenue:
                                    AMBAC-Insured:
$ 3,000,000   AAA                     5.250% due 7/1/23                           $  2,801,250
  3,400,000   AAA                     5.000% due 7/1/25                              3,094,000
  8,530,000   AAA                   MBIA-Insured, 5.250% due 7/1/19                  8,167,475
  1,000,000   AAA               Rancho Cucamonga, CA Redevelopment
                                  Agency Tax Allocation, (Rancho
                                  Redevelopment Project), MBIA-Insured,
                                  5.250% due 9/1/26                                    943,750
  2,000,000   AAA               San Diego County, CA COP, North County
                                  Regional Center Expansion,
                                  AMBAC-Insured, 5.250% due 11/15/19                 1,912,500
  5,000,000   AAA               San Jose, CA Redevelopment Agency,
                                  (Merged Area Redevelopment Project),
                                  MBIA-Insured, 5.000% due 8/1/20                    4,556,250
----------------------------------------------------------------------------------------------
                                                                                    37,628,450
----------------------------------------------------------------------------------------------

Colorado -- 5.4%
  2,000,000   Baa*              Arapahoe County, CO Capital Improvement,
                                  Highway Revenue, Current Series E,
                                  7.000% due 8/31/26                                 2,157,500
  7,545,000   AA                Colorado Springs, CO Utilities Revenue,
                                  Series A, 5.125% due 11/15/23                      7,054,575
  3,440,000   AAA               Denver, CO City & County Airport
                                  Revenue, MBIA-Insured, Series A,
                                  5.500% due 11/15/25                                3,328,200
----------------------------------------------------------------------------------------------
                                                                                    12,540,275
----------------------------------------------------------------------------------------------

District of Columbia -- 2.2%
  5,250,000   AAA               District of Columbia Revenue, The
                                  American University, AMBAC-Insured,
                                  5.625% due 10/1/26                                 5,118,750
----------------------------------------------------------------------------------------------

Florida -- 9.7%
  2,000,000   AAA               Dade County, FL GO Unlimited Revenue
                                  Bonds, Florida Seaport, MBIA-Insured,
                                  5.125% due 10/1/21                                 1,872,500
  7,000,000   AAA               Dade County, FL Water & Sewer Systems
                                  Revenue, FGIC-Insured,
                                  5.250% due 10/1/26                                 6,650,000


                       See Notes to Financial Statements.

====================================   5   =====================================

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

 Face
Amount        Rating                    Security                                     Value
==============================================================================================
Florida -- 9.7% (continued)
                                Florida State Board of Education Capital
                                  Outlay:
$ 1,000,000   AA                    Public Education, Series A,
                                      5.250% due 6/1/22                           $    943,750
  1,500,000   AA                    Refunded Public Education, Series D,
                                      5.200% due 6/1/23                              1,404,375
  3,500,000   BBB-              Martin County, FL IDR, (Indiantown
                                  Cogeneration Project),
                                  7.875% due 12/15/25 (b)(c)                         3,937,500
  1,000,000   A*                Martin County, FL Special Assessment
                                  Revenue, 6.100% due 11/1/15                        1,023,750
  7,000,000   AAA               Orange County, FL School Board
                                  COP, Series A, MBIA-Insured,
                                  5.375% due 8/1/22                                  6,728,750
----------------------------------------------------------------------------------------------
                                                                                    22,560,625
----------------------------------------------------------------------------------------------

Georgia -- 0.6%
  1,300,000   VMIG 1*           Burke County, GA Development Authority,
                                  PCR, Georgia Power Co.,
                                  4.000% due 4/1/32 (a)                              1,300,000
----------------------------------------------------------------------------------------------

Illinois -- 6.6%
  2,440,000   AAA               Chicago, IL Skyway Toll Bridge Revenue,
                                  MBIA-Insured, 5.500% due 1/1/23                    2,354,600
  5,595,000   AAA               Chicago, IL Water Revenue, FGIC-Insured,
                                  5.000% due 11/1/25                                 5,014,519
  7,000,000   AAA               Illinois Health Facilities Authority, Ingalls
                                  Health Systems Project, MBIA-Insured,
                                  6.250% due 5/15/24                                 7,210,000
  1,000,000   AAA               Illinois Metropolitan Pier & Exposition
                                  Authority, (McCormick Plan Exposition
                                  Project), Series A, AMBAC-Insured,
                                  5.250% due 6/15/27                                   937,500
----------------------------------------------------------------------------------------------
                                                                                    15,516,619
----------------------------------------------------------------------------------------------

Indiana -- 1.2%
  2,500,000   AA-               Petersburg, IN Industrial PCR, Indianapolis
                                  Power & Light Corp., 6.625% due 12/1/24            2,706,250
----------------------------------------------------------------------------------------------

Kentucky -- 1.0%
  2,500,000   AAA               Louisville & Jefferson County KY,
                                  Metro Sewer & Drain Systems, Series A,
                                  MBIA-Insured, 5.250% due 5/15/27                   2,356,250
----------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

====================================   6   =====================================

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

 Face
Amount        Rating                    Security                                     Value
==============================================================================================
Maryland -- 1.5%
$11,000,000   NR                Maryland State Energy Financing
                                  Administration, Solid Waste Disposal,
                                  (Hagerstown Revenue Project),
                                  9.000% due 10/15/16 (b)(c)                      $  3,630,000
----------------------------------------------------------------------------------------------

Massachusetts -- 3.6%
                                Massachusetts Bay Transportation Authority,
                                  Series B:
  1,500,000   AAA                   AMBAC-Insured, 5.375% due 3/1/20                 1,453,125
  2,000,000   AAA                   FSA-Insured, 5.250% due 3/1/26                   1,895,000
 10,000,000   NR                Massachusetts State Industrial Financing
                                  Agency Revenue, Solid Waste Disposal
                                  Revenue, Massachusetts Recycling
                                  Association, Series A,
                                  9.000% due 8/1/16 (b)(c)                           4,000,000
  1,000,000   AAA               Massachusetts State Water Reserve
                                  Authority, Series C, MBIA-Insured,
                                  5.250% due 12/1/20                                   936,250
----------------------------------------------------------------------------------------------
                                                                                     8,284,375
----------------------------------------------------------------------------------------------

Michigan -- 2.4%
  1,500,000   AAA               Michigan State Hospital Finance Authority
                                  Revenue, St. John's Hospital & Medical
                                  Center, AMBAC-Insured,
                                  5.250% due 5/15/26                                 1,393,125
  2,000,000   NR                Midland County, MI EDC, PCR,
                                  Limited Obligation, Series B,
                                  9.500% due 7/23/09 (c)                             2,187,500
  2,000,000   AAA               Pinckney, MI Community Schools,
                                  FGIC-Insured, 5.500% due 5/1/27                    1,940,000
----------------------------------------------------------------------------------------------
                                                                                     5,520,625
----------------------------------------------------------------------------------------------

New York -- 12.9%
  1,790,000   AAA               New York City, NY Municipal Water
                                  Finance Authority, Water & Sewer
                                  Systems Revenue, MBIA-Insured, Series B,
                                  5.375% due 6/15/19                                 1,725,113
                                New York State Dormitory Authority Revenue:
  2,000,000   AAA                 Barnard College, AMBAC-Insured,
                                    5.250% due 7/1/26                                1,882,500
  5,000,000   AAA                 City University System, 3rd Series,
                                    AMBAC-Insured, 5.375% due 7/1/25                 4,768,750


                       See Notes to Financial Statements.

====================================   7   =====================================

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

 Face
Amount        Rating                    Security                                     Value
==============================================================================================
New York -- 12.9% (continued)
$ 1,000,000   AAA                 Lease Revenue, Health Facilities
                                    Improvement Program, Series A,
                                    FSA-Insured, 5.500% due 5/15/16               $    991,250
  3,000,000   AAA                 Montefiore Medical Center, AMBAC/
                                    FHA-Insured, 5.250% due 2/1/15                   2,887,500
  2,000,000   AAA                 Mount Sinai Medical School, Series A,
                                    MBIA-Insured, 5.000% due 7/1/21                  1,815,000
                                New York State Local Government
                                  Assistance Corp.:
  7,000,000   A                     Series C, 5.000% due 4/1/21                      6,308,750
  2,000,000   A                     Series D, 5.000% due 4/1/23                      1,795,000
                                New York State Medical Care Facilities
                                  Finance Agency:
  1,000,000   AAA                   FGIC-Insured,  5.250% due 2/15/19                  941,250
  4,690,000   Aa2*                  Healthcare Project, Series A,
                                      5.850% due 2/15/33                             4,684,138
  2,500,000   AA                New York State Triborough Bridge & Tunnel
                                  Authority, NY Revenue, Series A,
                                  5.000% due 1/1/24                                  2,275,000
----------------------------------------------------------------------------------------------
                                                                                    30,074,251
----------------------------------------------------------------------------------------------

Ohio -- 0.4%
  1,000,000   AAA               Lorrain County, OH Hospital Revenue,
                                  Catholic Healthcare Partners,
                                  MBIA-Insured, 5.500% due 9/1/27                      973,750
----------------------------------------------------------------------------------------------

Pennsylvania -- 1.2%
  1,900,000   AAA               Beaver County, PA IDA, PCR, (Power Co.
                                  Mansfield Project), Series A,
                                  AMBAC-Insured, 5.450% due 9/15/28                  1,788,375
  1,000,000   AAA               Northeastern, PA Hospital & Education
                                  Authority Health Care Revenue, Wyoming
                                  Valley Health Care, Series A,
                                  AMBAC-Insured, 5.250% due 1/1/26                     935,000
----------------------------------------------------------------------------------------------
                                                                                     2,723,375
----------------------------------------------------------------------------------------------

Texas -- 13.9%
                                Burleson, TX ISD, PSFG:
    725,000   AAA                 6.750% due 8/1/24                                    789,344
  1,775,000   AAA                 Pre-Refunded -- Escrowed with U.S.
                                    Government Securities to 8/1/06
                                    Call @ 100, 6.750% due 8/1/24                    2,010,188


                       See Notes to Financial Statements.

====================================   8   =====================================

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

 Face
Amount        Rating                    Security                                     Value
==============================================================================================
Texas -- 13.9% (continued)
$ 3,650,000   AAA               El Paso, TX ISD, PSFG, 5.900% due 2/15/13         $  3,754,933
  2,000,000   AA                Harris County, TX Health Facilities
                                  Development Revenue, School Healthcare
                                  System, Series B, 5.750% due 7/1/27                1,975,000
                                Houston, TX Water & Sewer Systems
                                  Revenue, FGIC-Insured:
  2,000,000   AAA                   Series A, 5.375% due 12/1/27                     1,920,000
  2,000,000   AAA                   Series C, 5.375% due 12/1/27                     1,920,000
  1,250,000   AAA               Leander, TX ISD, PSFG,
                                  5.625% due 8/15/17                                 1,253,125
  2,500,000   AAA               Nueces River Authority, Texas Water Supply,
                                  FSA-Insured, 5.500% due 3/1/27                     2,434,375
  3,000,000   AA                San Antonio, TX Electric & Gas,
                                  5.500% due 2/1/20                                  2,947,500
  3,000,000   AAA               Texas State Turnpike Authority,
                                  Dallas North Thruway Revenue,
                                  President Bush Turnpike, FGIC-Insured,
                                  5.250% due 1/1/23                                  2,853,750
  9,035,000   AA                Texas State Veterans Housing, GO,
                                  Series B-4, 6.700% due 12/1/24 (c)                 9,418,988
  1,000,000   AA                Texas State Water Development,
                                  5.250% due 8/1/28                                    932,500
----------------------------------------------------------------------------------------------
                                                                                    32,209,703
----------------------------------------------------------------------------------------------

Utah -- 4.7%
 12,000,000   A+                Intermountain Power Agency, Utah Power
                                  Supply Revenue, Series D,
                                  5.000% due 7/1/21                                 10,890,000
----------------------------------------------------------------------------------------------

Virginia -- 5.0%
                                Virginia College Building Authority, VA
                                  Educational Facilities Revenue:
  1,250,000   A+                    Hampton University Project,
                                      5.750% due 4/1/14                              1,245,313
  3,425,000   AA                    21st Century College Program,
                                      5.200% due 8/1/12                              3,369,344
                                Virginia State Housing Development Authority:
  3,760,000   AA+                 Series A-1, 6.400% due 7/1/17                      3,882,200
  1,675,000   AA+                 Series D-1, 6.400% due 7/1/17                      1,735,719
  1,315,000   AA+                 Series D-3, 5.800% due 7/1/10                      1,331,438
----------------------------------------------------------------------------------------------
                                                                                    11,564,014
----------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

====================================   9   =====================================

================================================================================
                             Schedule of Investments
                            May 31, 1997 (continued)
================================================================================

 Face
Amount        Rating                    Security                                     Value
==============================================================================================
Washington -- 2.2%
$ 6,285,000   AAA               Chelan County, WA Public Utilities
                                  District 1 Columbia River Rock, Capital
                                  Appreciation, MBIA-Insured,
                                  zero coupon due 6/1/24                          $  1,319,850
  4,250,000   Aa1*              Washington State Public Power Supply
                                  System, Series B, Nuclear Project No. 3,
                                  5.500% due 7/1/18                                  3,989,688
----------------------------------------------------------------------------------------------
                                                                                     5,309,538
----------------------------------------------------------------------------------------------

West Virginia -- 2.4%
                                Marion County, WV Community Solid
                                  Waste Disposal Facilities Revenue,
                                  (American Paper Recycling Project):
 10,000,000   NR                    7.750% due 12/1/11 (b)(c)                        5,000,000
  1,000,000   NR                    9.250% due 12/1/11 (b)(c)                          500,000
----------------------------------------------------------------------------------------------
                                                                                     5,500,000
----------------------------------------------------------------------------------------------

Wisconsin -- 1.2%
                                Wisconsin State Health & Educational
                                  Facilities Authority Revenue,
                                  MBIA-Insured:
  2,000,000   AAA                   Aurora Health Care Obligated,
                                      5.250% due 8/15/23                             1,872,500
  1,000,000   AAA                   The Medical College Wisconsin, Inc.
                                      Project, 5.400% due 12/1/16                      953,750
----------------------------------------------------------------------------------------------
                                                                                     2,826,250
----------------------------------------------------------------------------------------------

Wyoming -- 0.9%
  2,000,000   AA                Wyoming Community Development
                                  Authority Housing Revenue, Series 4,
                                  5.900% due 12/1/14                                 2,015,000
----------------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS -- 100%
                                (COST -- $244,533,514**)                          $232,408,725
==============================================================================================

(a) Variable rate municipal bonds and notes are payable on one business day's notice.

(b)   Security segregated by custodian for open purchase commitments.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

====================================   10   ====================================

================================================================================
                   Summary of Investments by Combined Ratings
                            May 31, 1997 (unaudited)
================================================================================

================================================================================
                                 Standard &               Percent of
     Moody's        and/or         Poor's              Total Investments
================================================================================
     Aaa                           AAA                       56.0%
     Aa                            AA                        24.8
     A                             A                          9.1
     Baa                           BBB                        2.6
     VMIG 1                        SP-1                       0.9
     NR                            NR                         6.6
                                                            -----
                                                            100.0%
                                                            =====
================================================================================


====================================   11   ====================================

================================================================================
                                  Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds that are rated "Baa" are considered as medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


====================================   12   ====================================

================================================================================
                          Short-Term Securities Ratings
================================================================================

SP-1   -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
                              Security Descriptions
================================================================================

ABAG   -- Association of Bay Area Governors
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CDA    -- Community Development Administration
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
ETM    -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand


====================================   13   ====================================

================================================================================
                       Statement of Assets and Liabilities
================================================================================

                                                                   May 31, 1997
================================================================================
ASSETS:
  Investments, at value (Cost-- $244,533,514)                     $ 232,408,725
  Cash                                                                   32,478
  Interest receivable                                                 4,530,174
  Total Assets                                                      236,971,377
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    8,150,714
  Dividends payable                                                     600,428
  Investment advisory fees payable                                      175,543
  Accrued expenses                                                      130,369
  Total Liabilities                                                   9,057,054
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 227,914,323
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      19,665
  Capital paid in excess of par value                               235,298,561
  Undistributed net investment income                                 1,521,413
  Accumulated net realized gain from security transactions            3,199,473
  Net unrealized depreciation of investments                        (12,124,789)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.59 a share on 19,664,854 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $ 227,914,323
================================================================================


                       See Notes to Financial Statements.

====================================   14   ====================================

================================================================================
                             Statement of Operations
================================================================================

                                                                       Year
                                                                       Ended
                                                                      5/31/97
================================================================================
INVESTMENT INCOME:
  Interest                                                        $  15,414,168
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                   2,102,363
  Shareholder communications                                            119,673
  Audit and legal                                                        61,232
  Shareholder and system servicing fees                                  39,124
  Directors' fees                                                        35,600
  Listing fees                                                           18,482
  Custody                                                                12,465
  Pricing service fees                                                   10,018
  Other                                                                   6,000
--------------------------------------------------------------------------------
  Total Expenses                                                      2,404,957
--------------------------------------------------------------------------------
  Net Investment Income                                              13,009,211
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             268,582,856
    Cost of securities sold                                         262,792,102
--------------------------------------------------------------------------------
  Net Realized Gain                                                   5,790,754
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation
  of Investments:
    Beginning of year                                                (1,125,861)
    End of year                                                     (12,124,789)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (10,998,928)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (5,208,174)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $   7,801,037
================================================================================


                       See Notes to Financial Statements.

====================================   15   ====================================

================================================================================
                       Statements of Changes in Net Assets
================================================================================

                                                      Year             Year
                                                      Ended            Ended
                                                     5/31/97          5/31/96
================================================================================
OPERATIONS:
   Net investment income                         $  13,009,211    $  12,860,049
   Net realized gain                                 5,790,754        5,005,387
   Increase in net unrealized depreciation         (10,998,928)     (13,167,657)
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            7,801,037        4,697,779
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income                           (12,922,738)     (12,908,597)
   Net realized gains                               (6,649,833)      (4,540,862)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                 (19,572,571)     (17,449,459)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net asset value of shares issued
     for reinvestment of dividends                   1,218,075             --
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                         1,218,075             --
--------------------------------------------------------------------------------
Decrease in Net Assets                             (10,553,459)     (12,751,680)
NET ASSETS:
   Beginning of year                               238,467,782      251,219,462
--------------------------------------------------------------------------------
   End of year*                                  $ 227,914,323    $ 238,467,782
================================================================================
* Includes undistributed net
  investment income of:                          $   1,521,413    $   1,634,936
================================================================================


                       See Notes to Financial Statements.

====================================   16   ====================================

================================================================================
                          Notes to Financial Statements
================================================================================

      1.    Significant Accounting Policies

      Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; (i) certain prior years amounts have been restated to reflect the current year's presentation. Net investment income, realized gains, and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2.    Dividends, Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


====================================   17   ====================================

================================================================================
                          Notes to Financial Statements
                                   (continued)
================================================================================

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3.    Investment Advisory Agreement and Other Transactions

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney
Inc.

      4.    Securities Transactions

      For the year ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $273,385,970
--------------------------------------------------------------------------------
Sales                                                                268,582,856
================================================================================

      At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  6,815,567
Gross unrealized depreciation                                       (18,940,356)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(12,124,789)
================================================================================

      5.    Capital Shares

      During the year ended May 31, 1997, capital stock transactions were as follows:

                                                      Shares            Amount
================================================================================
Shares issued on reinvestment                         106,520         $1,218,075
================================================================================


====================================   18   ====================================

================================================================================
                              Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year:

                                                1997          1996         1995(1)
=====================================================================================
Net Asset Value, Beginning of Year           $   12.19     $   12.84     $   12.00
-------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                          0.66          0.66          0.63
   Net realized and unrealized gain (loss)       (0.26)        (0.42)         0.77
-------------------------------------------------------------------------------------
Total Income From Operations                      0.40          0.24          1.40
-------------------------------------------------------------------------------------
Offering Costs Charged to Paid-In Capital         --            --           (0.02)
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.66)        (0.66)        (0.54)
   Net realized gains                            (0.34)        (0.23)         --
-------------------------------------------------------------------------------------
Total Distributions                              (1.00)        (0.89)        (0.54)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $   11.59     $   12.19     $   12.84
-------------------------------------------------------------------------------------
Total Return, Based on Market Value               8.97%         5.52%         1.65%++
-------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*           3.61%         2.40%        12.28%++
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $ 227,914     $ 238,468     $ 251,219
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       1.03%         1.06%         1.05%+
   Net investment income                          5.57          5.17          5.63
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                            115%           42%          115%
-------------------------------------------------------------------------------------
Market Value, End of Year                    $  11.375     $  11.375     $  11.625
=====================================================================================

(1) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
* The total return assumes the purchase and redemption of shares using the Fund's net asset value rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


====================================   19   ====================================

================================================================================
                          Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Greenwich Street Municipal Fund Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Greenwich Street Municipal Fund Inc. as of May 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from June 24, 1994 (commencement of operations) to May 31, 1995 were audited by other auditors whose report thereon, dated July 12, 1995, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Greenwich Street Municipal Fund Inc. as of May 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                        /s/KPMG Peat Marwick LLP

New York, New York
July 14, 1997


====================================   20   ====================================

================================================================================
                         Quarterly Results of Operations
                                   (unaudited)
================================================================================

                                                                  Net Realized           Net Increase
                                                                 and Unrealized         (Decrease) in
                    Investment            Net Investment         Gain (Loss) on        Net Assets From
                      Income                  Income              Investments             Operations
---------------------------------------------------------------------------------------------------------
  Quarter                   Per                    Per                     Per                      Per
   Ended        Total      Share       Total      Share       Total       Share        Total       Share
=========================================================================================================
 8/31/94*   $  2,522,206   $0.13   $  2,049,342   $0.11   $  4,076,999    $0.20    $  6,126,341    $0.31
11/30/94       3,946,853    0.20      3,334,708    0.17    (22,644,150)   (1.16)    (19,309,442)   (0.99)
 2/28/95       3,990,277    0.20      3,363,082    0.17     24,095,398     1.23      27,458,480     1.40
 5/31/95       4,061,565    0.21      3,497,852    0.18      9,687,147     0.50      13,184,999     0.68
 8/31/95       3,871,127    0.20      3,186,132    0.16     (3,092,160)   (0.16)         93,972     0.01
11/30/95       3,890,364    0.20      3,202,189    0.16      8,514,682     0.44      11,716,871     0.60
 2/29/96       3,877,668    0.20      3,181,364    0.16     (2,239,170)   (0.11)        942,194     0.04
 5/31/96       3,852,531    0.19      3,290,364    0.18    (11,345,622)   (0.59)     (8,055,258)   (0.41)
 8/31/96       3,940,034    0.20      3,319,852    0.17     (3,899,664)   (0.20)       (579,812)   (0.03)
11/30/96       3,836,212    0.20      3,226,504    0.17      8,809,662     0.45      12,036,166     0.62
 2/28/97       3,780,875    0.19      3,189,232    0.16     (7,930,720)   (0.40)     (4,741,488)   (0.24)
 5/31/97       3,857,047    0.19      3,273,623    0.16     (2,187,452)   (0.11)      1,086,171     0.05
=========================================================================================================

* For the period from June 24, 1994 (commencement of operations) to August 31, 1994.


====================================   21   ====================================

                                 Financial Data
                                   (unaudited)
For a share of capital stock outstanding throughout each period:

                                NYSE                                 Dividend
 Record         Payable       Closing     Net Asset     Dividend   Reinvestment
  Date           Date          Price*       Value*       Paid         Price
================================================================================
  9/23/94        9/30/94      $11.250      $ 11.93      $  0.06      $ 11.50
 10/24/94       10/31/94       11.125        11.63         0.06        10.91
 11/22/94       11/30/94       10.375        10.81         0.06        10.57
 12/22/94       12/30/94       10.250        11.33         0.06        10.47
  1/24/95        1/31/95       10.938        11.63         0.06        10.81
  2/21/95        2/28/95       11.500        12.19         0.06        11.11
  3/24/95        3/31/95       11.375        12.40         0.06        11.38
  4/21/95        4/28/95       11.438        12.57         0.06        11.47
  5/23/95        5/31/95       11.438        12.72         0.06        11.69
  6/23/95        6/30/95       11.375        12.71         0.06        11.62
  7/25/95        7/28/95       11.563        12.53         0.06        11.48
  8/22/95        8/25/95       11.375        12.86         0.06        11.52
  9/26/95        9/29/95       11.500        12.62         0.06        11.20
 10/24/95       10/27/95       11.500        12.84         0.06        11.58
 11/20/95       11/24/95       11.750        12.95         0.06        11.64
 12/26/95+      12/29/95       11.875        12.99         0.23        12.10
  1/23/96        1/26/96       11.875        12.92         0.06        12.12
  2/20/96        2/23/96       12.000        12.86         0.06        12.30
  3/26/96        3/29/96       11.375        12.55         0.06        11.54
  4/23/96        4/26/96       11.438        12.32         0.06        11.42
  5/28/96        5/31/96       11.375        12.35         0.06        11.43
  6/25/96        6/28/96       11.250        12.10         0.06        11.54
  7/23/96        7/26/96       11.375        12.06         0.06        11.58
  8/27/96        8/30/96       11.625        12.10         0.06        11.70
  9/24/96        9/27/96       11.688        12.08         0.06        11.71
 10/22/96       10/25/96       11.688        12.18         0.06        11.75
 11/25/96       11/29/96       11.625        12.35         0.06        11.59
 12/23/96+      12/27/96       11.250        11.99         0.34        11.56
  1/28/97        1/31/97       11.563        11.65         0.06        11.53
  2/25/97        2/28/97       11.750        11.80         0.06        11.66
  3/24/97        3/27/97       11.250        11.40         0.06        11.40
  4/22/97        4/25/97       11.250        11.30         0.06        11.29
  5/27/97        5/30/97       11.250        11.51         0.06        11.49
================================================================================
*    As of record date.
+    Capital gain distribution.


====================================   22   ====================================

================================================================================
                       Additional Shareholder Information
                                   (unaudited)
================================================================================

      On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund, the election of Charles F. Barber, Allan J. Bloostein, Martin Brody, Dwight B. Crane, Robert A. Frankel, William R. Hutchinson and Heath B. McLendon as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                                              % of         Voted        % of
Directors                     Voted For    Shares Voted   Against   Shares Voted
================================================================================
Charles F. Barber          18,930,436.630    98.790%    231,841.658    1.210%
Allan J. Bloostein         18,984,028.060    99.070     178,250.236    0.930
Martin Brody               18,952,481.010    98.905     209,797.284    1.095
Dwight B. Crane            18,981,520.060    99.057     180,758.236    0.943
Robert A. Frankel          18,983,925.060    99.069     178,353.240    0.931
William R. Hutchinson      18,964,589.420    98.968     197,688.877    1.032
Heath B. McLendon          18,982,160.060    99.060     180,118.236    0.940
================================================================================

      The results of the vote on Proposal 2 were as follows:

                   % of         Votes       % of          Votes        % of
   Votes For    Shares Votes   Against   Shares Votes   Abstained   Shares Voted
================================================================================
18,909,894.930    98.683%    63,320.112     0.330%     189,063.248     0.987%
================================================================================


====================================   23   ====================================

================================================================================
                           Dividend Reinvestment Plan
                                   (unaudited)
================================================================================

      Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

      First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In


====================================   24   ====================================

================================================================================
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
================================================================================

this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

      A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

      A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

      Information concerning the Plan may be obtained from First Data at (800) 331-1710.

================================================================================
                             Additional Information
                                   (unaudited)
================================================================================

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


====================================   25   ====================================

================================================================================
                                 Tax Information
                                   (unaudited)
================================================================================

      For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1997:

      o     long-term capital gain distributions paid of $4,302,833

      o 100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


====================================   26   ====================================

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


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

                      This report is to the shareholders of
                      Greenwich Street Municipal Fund Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.

                                   FD0988 7/97